MICHAEL J. RADMER
Senior Counsel
(612) 340-2724
Fax: (612) 340-8738
radmer.michael@dorsey.com

November 10, 2016

VIA EDGAR

Securities and Exchange Commission
Division of Investment Management
Office of Insurance Products
100 F Street NE
Washington, DC 20549

Re:                             Preliminary Proxy Materials for Special Meeting of Shareholders of Securian Funds Trust

Ladies and Gentlemen:

On behalf of Securian Funds Trust (the “Registrant”), please find enclosed for filing via EDGAR preliminary proxy materials, including voting instruction forms, to be used by the Registrant in soliciting voting instructions for a special meeting of shareholders of the series of the Registrant.

At the meeting, the shareholders can vote on two proposals: (a) to approve the election of trustees of the Registrant; and (b) to approve the use of a manager of managers strategy for certain funds which would permit the funds’ investment adviser to enter into and/or materially amend investment advisory agreements with sub-advisers with the approval of the board of trustees, but without obtaining shareholder approval.  The board of trustees of the Registrant unanimously recommends a vote FOR both proposals.

If you have any comments or questions concerning this filing, please contact me at (612) 340-2724 or radmer.michael@dorsey.com.

Best regards,

Michael J. Radmer